UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 22, 2015

WOLVERINE HOLDING CORP.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

333-102687	9830 Sixth Street, Suite 103 Rancho Cucamonga, California 91730	01-0949079
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(888) 476-7679
(Registrant’s telephone number, including area code)

With a copy to:

The Krueger Group, LLP
Attention: Blair Krueger, Esq.,
Managing Partner
7486 La Jolla Boulevard
La Jolla, California 92037
(858) 405-7385

2389 Elmwood Circle S.E.
Atlanta, Georgia 30339
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On December 22, 2014, Wolverine Holding Corp. (the “Company”), Proto-Script Pharmaceuticals Corp., a California corporation, through its designee, Mr. Pedram Naimi (collectively, the “Buyer”), Coral Capital Partners, Inc., a Georgia corporation (the “Seller”), and The Krueger Group, LLP, a California limited liability partnership (the “Escrow Holder”) entered into a Stock Purchase and Escrow Agreement (the “Purchase Agreement”) pursuant to which (1) the Seller agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller, an aggregate of 140,000,000 shares of the Company’s common stock (the “Transferred Shares”) in consideration of $56,645 and (2) the Buyer agreed to settle various liabilities of the Company, including certain accounts payable. Concurrently, the Buyer subscribed to purchase an additional 200,000,000 shares of Common Stock directly from the Company (the “Issued Shares”) pursuant to a Subscription Agreement dated December 22, 2014 (the “Subscription Agreement”) in consideration of $68,355 (the Transferred Shares and the Issued Shares collectively, the “Shares”). The closing for both the Purchase Agreement and the Subscription Agreement (collectively, the “Agreements”) occurred simultaneously on January 21, 2015 (the “Closing”). The Buyer paid for the Shares with personal funds. The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01

Changes in Control of Registrant.

The Shares represent 86.28% of the issued and outstanding shares of the Company’s Common Stock. As of the Closing, Mr. Naimi became the controlling shareholder of the Company with his ownership of 340,000,000 shares of Common Stock. On December 22, 2014, 89,918,284 shares of Common Stock were returned to Signature Stock Transfer, Inc., the Company’s transfer agent, for cancellation. As a result, as of the Closing, the Company has 394,063,000 total shares issued and outstanding of which Mr. Naimi owns 340,000,000 common shares.

There are no arrangements or understandings by and among members of both the former and new control groups and their associates with respect to election of directors or other matters of the Company. The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of the Closing, Erik S. Nelson resigned as the Company’s sole director, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer. Concurrently therewith, Pedram Naimi, age 33, was elected as the Company’s sole director, President, Chief Financial Officer and Secretary, to serve in such capacities until his successors are duly elected and qualified. From 2010 until present, Mr. Naimi has been a licensed realtor with Sutton Group West Coast Realty in Vancouver, British Columbia, Canada where he has participated in at least 20 transactions each year. Previously, from 2007 until 2010, Mr. Naimi was the President and Founder of Defy Marketing in Vancouver, a marketing and graphic design firm catering to small businesses in Canada. Mr. Naimi received his Bachelor of Business Administration degree with a specialization in finance from Simon Fraser University in Vancouver.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at the Company.

Immediately following the Closing, the beneficial ownership of the Company’s common stock for (i) persons who beneficially own more than 5%; (ii) persons who are directors and executive officers; and (iii) all directors and executive officers a group, was as follows:

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Executive Officers

Pedram Naimi (1)	340,000,000	86.28%

All Directors and Executive Officers as a Group (1 individual)	340,000,000	86.28%

5% Stockholders - none

There are no arrangements known to the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.03

Amendments to Articles of Incorporation; Change in Fiscal Year.

On January 22, 2015, the Company’s Board of Directors approved (i) a name change of the Company from “Wolverine Corp., Inc.” to “Mobility Plus Medical Equipment, Inc.” and (ii) an increase its authorized capital to 750,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

The name change and increase in authorized capital was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

On January 22, 2015, we filed a Certificate of Amendment with the Delaware Secretary of State. The effective date of the name change and increase in authorized capital shall be upon the acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01

Other Events.

At the Closing, the Company entered into Release Agreements (the “Releases”) with its trade creditors, including Kyle Tingle, C.P.A., LLC, Signature Stock Transfer, Inc., PublicEase, Inc., Lawrence Nash, and Coral Capital Partners, Inc. (collectively, the “Former Creditors”), by which the Former Creditors released and discharged the Company from any further liability or debt from any alleged past amounts due. The total amount paid and debt released from the Company’s books and records was $11,053, $25,000, $4,104, $15,220 and $12,978, respectively, for each of the above-referenced Former Creditors for an aggregate total of $68,355. The foregoing description of the Releases does not purport to be complete and is qualified in its entirety by reference to the full text of the Releases, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

A.

None

B.

Exhibits

NUMBER	EXHIBIT

3.1	Certificate of Amendment of Certificate of Incorporation

10.1

Share Purchase Agreement dated December 22, 2014 by and among Wolverine Holding Corp., Proto-Script Pharmaceuticals Corp., through its designee, Pedram Naimi, Coral Capital Partners, Inc., and The Krueger Group, LLP, as escrow holder

10.2

Share Subscription Agreement dated December 22, 2014 by and among Wolverine Holding Corp., Proto-Script Pharmaceuticals Corp., through its designee, Pedram Naimi, and The Krueger Group, LLP, as escrow holder

10.3	Release Agreement with Kyle Tingle, C.P.A., LLC

10.4	Release Agreement with Signature Stock Transfer, Inc.

10.5	Release Agreement with PublicEase, Inc.

10.6	Release Agreement with Lawrence Nash

10.7	Release Agreement with Coral Capital Partners, Inc.

10.8	Officer and Director Resignation Letter of Erik S. Nelson

99.1	Majority Written Consent to Action by the Shareholders of Wolverine Holding Corp. Taken Without a Meeting to change its name to “Mobility Plus Medical Equipment, Inc.”

99.2	Unanimous Written Consent to Action by the Board of Directors of Wolverine Holding Corp. Taken Without a Meeting to change its name to “Mobility Plus Medical Equipment, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE HOLDING CORP.

Date: January 22, 2015	By:	/s/ Pedram Naimi
Pedram Naimi
President

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